Exhibit 10(m)
AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is effective as of February 19, 2020 (“Amendment Effective Date”) between ___________ (“Executive”), Glacier Bancorp, Inc. (“Company”), and Glacier Bank (“Bank”) (the Company and Bank, together, “Employer”), and modifies the Employment Agreement between Executive and Employer, effective as of March 5, 2018 (the “Employment Agreement”).
AGREEMENT
1.Amendment. Executive and Employer agree that Section 2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“The term of this Agreement (as amended hereby) will begin on February 19, 2020 (the “Amended Commencement Date”) and continue for a period of two (2) years (the “Term”), with such Term being subject to prior termination in accordance with this Agreement; provided, however, that on each anniversary of the Amended Commencement Date (each such date, a “Renewal Date”), this Agreement and the Term shall be deemed to be automatically extended, upon the same terms and conditions, for an additional one–year period (so that the Term perpetually renews annually for a new two–year Term), unless either the Company and the Bank or the Executive give(s) written notice of non-renewal to the other party(ies) at least one hundred twenty (120) days prior to a Renewal Date (in which case this Agreement and the Term will terminate at the end of the then–current two–year Term).”
1.Other Terms. Except as modified by this Amendment, all other terms of the Employment Agreement will remain in full force and effect.
2.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together will constitute one and the same instrument. The parties agree that facsimile or electronic signatures shall have the same force and effect as original signatures.

- Signatures Follow on the Next Page -

Exhibit 10(m)
The parties have executed this Amendment to Employment Agreement effective as of the Amendment Effective Date.

EXECUTIVE:	EMPLOYER:
Glacier Bancorp, Inc.

By:
Its:
Attested to:

By:
Its:
Glacier Bank

By:
Its:
Attested to:

By:
Its:

[Signature Page to Amendment to Employment Agreement]